EXHIBIT 31.2

P&F INDUSTRIES, INC.

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph A. Molino, Jr., certify that:

1.       I have reviewed this quarterly report on Form 10-Q/A of P&F Industries, Inc.; and

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Date: June 2, 2020	Principal Financial Officer